                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C, 20549

                                  SCHEDULE 14A

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             VOYAGEUR INSURED FUNDS
                            -------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

[DELWARE INVESTMENTS LOGO]

                    Delaware Tax-Free Minnesota Insured Fund

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the Delaware  Tax-Free  Minnesota Insured Fund. This meeting is scheduled for
March 30,  2007 at 3:00 p.m.,  Eastern  time at 2001  Market  Street,  2nd Floor
Auditorium,  Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

Shareholders are being asked to approve an Agreement and Plan of Reorganization.
After  careful  review,  your Fund's  Board of  Trustees  has  recommended  that
shareholders   vote  to  approve  the  proposal,   as  described  in  the  Proxy
Statement/Prospectus  we  previously  sent you.  We urge you to act  promptly in order to allow us to obtain a  sufficient  number  of  votes,  avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented,  we must receive your instructions prior to the meeting to be held on March  30,  2007.  If you  have any  questions,  please  call  toll-free
1-866-905-8151, during the hours listed under option 1 below.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1.   By Live Representative.
Please  call   Computershare   Fund   Services   toll-free  at   1-866-905-8151.
Representatives  are available to take your vote Monday  through  Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday  from 12:00 p.m. to 6:00 p.m.
Eastern  time.  Please  have your  proxy  card(s),  which  contain  the  control number(s) handy.

2.   By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

3.   By Internet.
Visit  www.proxyweb.com  and follow the simple  instructions  after entering the control number located on your proxy card(s).

4.   By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

Please try to utilize  either  option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                        REG17339

[DELWARE INVESTMENTS LOGO]

                    Delaware Tax-Free Minnesota Insured Fund

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the Delaware  Tax-Free  Minnesota Insured Fund. This meeting is scheduled for
March 30,  2007 at 3:00 p.m.,  Eastern  time at 2001  Market  Street,  2nd Floor
Auditorium,  Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

Shareholders are being asked to approve an Agreement and Plan of Reorganization.
After  careful  review,  your Fund's  Board of  Trustees  has  recommended  that
shareholders   vote  to  approve  the  proposal,   as  described  in  the  Proxy
Statement/Prospectus  we  previously  sent you.  We urge you to act  promptly in order to allow us to obtain a  sufficient  number  of  votes,  avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented,  we must receive your instructions prior to the meeting to be held on March  30,  2007.  If you  have any  questions,  please  call  toll-free
1-866-905-8151, during the hours listed under option 1 below.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1.   By Live Representative.
Please  call   Computershare   Fund   Services   toll-free  at   1-866-905-8151.
Representatives  are available to take your vote Monday  through  Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday  from 12:00 p.m. to 6:00 p.m.
Eastern  time.  Please  have your  proxy  card(s),  which  contain  the  control number(s) handy.

2.   By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

3.   By Internet.
Visit  www.proxyvote.com  and follow the simple  instructions after entering the control number located on your proxy card(s).

4.   By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

Please try to utilize  either  option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                       NOBO17339

[DELWARE INVESTMENTS LOGO]

                    Delaware Tax-Free Minnesota Insured Fund

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the Delaware  Tax-Free  Minnesota Insured Fund. This meeting is scheduled for
March 30,  2007 at 3:00 p.m.,  Eastern  time at 2001  Market  Street,  2nd Floor
Auditorium,  Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

Shareholders are being asked to approve an Agreement and Plan of Reorganization.
After  careful  review,  your Fund's  Board of  Trustees  has  recommended  that
shareholders   vote  to  approve  the  proposal,   as  described  in  the  Proxy
Statement/Prospectus  we  previously  sent you.  We urge you to act  promptly in order to allow us to obtain a  sufficient  number  of  votes,  avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented,  we must receive your instructions prior to the meeting to be held on March  30,  2007.  If you  have any  questions,  please  call  toll-free
1-866-905-8151.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1.   By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

2.   By Internet.
Visit  www.proxyvote.com  and follow the simple  instructions after entering the control number located on your proxy card(s).

3.   By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

Please try to utilize  either  option 1 or 2 to register  your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                        OBO17339